SEPTEMBER 11, 2018

SUPPLEMENT TO

hartford ALTERNATIVE funds PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH AUGUST 9, 2018

This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.

(1)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved a reduction to the management fee schedule and changes to certain expense reimbursement arrangements for Hartford Long/Short Global Equity Fund effective November 1, 2018. Effective November 1, 2018, the management fee of Hartford Funds Management Company, LLC (“HFMC”) set forth in the investment management agreement with respect to Hartford Long/Short Global Equity Fund will be as follows: 1.2500% of the first $1 billion, 1.2400% of the next $1 billion, and 1.2300% in excess of $2 billion annually of the Fund’s average daily net assets. In addition, effective November 1, 2018, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for Hartford Long/Short Global Equity Fund as follows: 1.75% (Class A), 1.75% (Class T), 2.50% (Class C), 1.50% (Class I), 1.50% (Class Y) and 1.50% (Class F). This contractual arrangement will remain in effect until February 29, 2020 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

(2)	At a meeting held on August 7-8, 2018, the Board of Directors of The Hartford Mutual Funds, Inc. approved the following changes to Class R3, R4 and R5 shares of The Hartford Global Real Asset Fund effective November 1, 2018: (1) reclassifying the administrative service fees as sub-transfer agency fees, a component of the overall transfer agency fee; and (2) changing the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement (i.e. the Specified Amount set forth in the transfer agency agreement). Effective November 1, 2018, the new Specified Amount for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively. Accordingly, the following is added to footnote 2 to the Annual Fund Operating Expenses table in the section entitled “The Hartford Global Real Asset Fund Summary Section - Your Expenses” in the above referenced Statutory Prospectus:

Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee. In addition, the new Specified Amount (i.e. the maximum amount of transfer agency fees that can be charged under the current transfer agency agreement) for Classes R3, R4, and R5 will be 0.22%, 0.17%, and 0.17%, respectively, effective November 1, 2018.

(3)	Under the heading “The Investment Manager and Sub-Adviser – Management Fee,” the following footnote is added next to the Long/Short Global Equity Fund in the effective management fee chart:

(1) Effective November 1, 2018, the management fee set forth in the investment management agreement with respect to the Long/Short Global Equity Fund will be as follows: 1.2500% of the first $1 billion, 1.2400% of the next $1 billion, and 1.2300% in excess of $2 billion annually of the Fund’s average daily net assets. Prior to November 1, 2018, the management fee set forth in the investment management agreement with respect to the Long/Short Global Equity Fund is as follows: 1.4000% of the first $1 billion, 1.3900% of the next $1 billion, and 1.3800% in excess of $2 billion annually of the Fund’s average daily net assets.

(4)	Under the heading “Classes of Shares – Choosing A Share Class,” the following footnote is added to the table next to “Administrative Services Fee”:

(3) Effective November 1, 2018, the administrative service fees of 0.20% (Class R3), 0.15% (Class R4) and 0.10% (Class R5) will be reclassified as sub-transfer agency fees, a component of the overall transfer agency fee.

This Supplement should be retained with your Statutory Prospectus for future reference.

HV-7415	September 2018